                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):DECEMBER 16, 1996


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1996-1
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



            DELAWARE                    33-55855                 41-1836425
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS employer
      of incorporation)               file numbers)          identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.
          ------------

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota, National Association (the "Trustee"), on December 16, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by
          Section 6.05 of the Pooling and Servicing Agreement attached hereto as
          Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No       Description
               ----------       -----------

                   99.1         Monthly Report delivered to
                                Certificateholders on
                                December 16, 1996.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 1996


                                    MANUFACTURED HOUSING CONTRACT
                                    SENIOR/SUBORDINATE PASS-THROUGH
                                    CERTIFICATE TRUST 1996-1

                                    By  GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust


                                    By: /s/Phyllis A. Knight
                                        ----------------------------------
                                        PHYLLIS A. KNIGHT
                                        Vice President and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                       PAGE
-------                                                      ----

 99.1      Monthly Report delivered to Certificateholders      5
           on December 16, 1996.